NOTE PAYABLE
Principal Amount $		25,000

Date:	12/2/2004

FOR VALUE RECEIVED, Signature Leisure, Inc. hereby promises to pay to the order of Katalyst Capital Group LTD the sum of twenty-five thousand dollars ($25,000), together along with interest thereon at the rate of 8% per annum on the unpaid balance.

This Note Payable shall be paid in full on or before December 31, 2005, when it shall be due and payable on demand of any holder thereof. It may be prepaid in part or whole without penalty. All payments shall be first applied to interest and the balance to principal.

All parties to this Note Payable waive presentment, demand and protest, and all notices thereto.

In the event of default, the undersigned agree to pay all costs of collections and all reasonable attorney’s fees.

Signed this 2nd day of December, 2004
/s/ Stephen W. Carnes Stephen W. Carnes President/CEO Signature Leisure, Inc.

NOTE PAYABLE
Principal Amount $		20,000

Date:	2/9/2005

FOR VALUE RECEIVED, Signature Leisure, Inc. hereby promises to pay to the order of Katalyst Capital Group LTD the sum of twenty thousand dollars ($20,000), together along with interest thereon at the rate of 8% per annum on the unpaid balance.

This Note Payable shall be paid in full on or before December 31, 2005, when it shall be due and payable on demand of any holder thereof. It may be prepaid in part or whole without penalty. All payments shall be first applied to interest and the balance to principal.

All parties to this Note Payable waive presentment, demand and protest, and all notices thereto.

In the event of default, the undersigned agree to pay all costs of collections and all reasonable attorney’s fees.

Signed this 9th day of February, 2005
/s/ Stephen W. Carnes Stephen W. Carnes President/CEO Signature Leisure, Inc.

NOTE PAYABLE
Principal Amount $		20,000

Date:	4/19/2005

FOR VALUE RECEIVED, Signature Leisure, Inc. hereby promises to pay to the order of Katalyst Capital Group LTD the sum of twenty thousand dollars ($20,000), together along with interest thereon at the rate of 8% per annum on the unpaid balance.

This Note Payable shall be paid in full on or before December 31, 2005, when it shall be due and payable on demand of any holder thereof. It may be prepaid in part or whole without penalty. All payments shall be first applied to interest and the balance to principal.

All parties to this Note Payable waive presentment, demand and protest, and all notices thereto.

In the event of default, the undersigned agree to pay all costs of collections and all reasonable attorney’s fees.

Signed this 19th day of April, 2005
/s/ Stephen W. Carnes Stephen W. Carnes President/CEO Signature Leisure, Inc.